                                                                     EXHIBIT 4.3

     NUMBER                                                         SHARES
                                    LOGO OF
                           SALICK HEALTH CARE, INC.
CALLABLE PUTTABLE                                              CALLABLE PUTTABLE
  COMMON STOCK                                                   COMMON STOCK

                           SALICK HEALTH CARE, INC.

                          INCORPORATED UNDER THE LAWS
                           OF THE STATE OF DELAWARE

                                                               CUSIP 794690 20 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

This is to Certify that






is the record holder of


    FULLY PAID AND NON-ASSESSABLE SHARES OF CALLABLE PUTTABLE COMMON STOCK,
                              PAR VALUE $.001, OF

                           SALICK HEALTH CARE, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate duly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.
    IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal.

Dated:

Countersigned and Registered:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
       (JERSEY CITY, NEW JERSEY)
                 Transfer Agent and Registrar

BY

     AUTHORIZED SIGNATURE                                    SECRETARY


 SALICK HEALTH CARE, INC.
        CORPORATE
           SEAL
         JULY 25,
           1991
         DELAWARE
                                                        CHAIRMAN OF THE BOARD
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                           SALICK HEALTH CARE, INC.
                        CALLABLE PUTTABLE COMMON STOCK

     As set forth in the corporation's Certificate of Incorporation, subject to certain exceptions and limitations, when voting separately as a class, holders of certain shares of the corporation's Callable Puttable Common Stock are entitled to ten votes per share until there is a change in the beneficial ownership thereof and, upon such change in beneficial ownership, holders of such shares will be entitled to only one vote per share. The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  - as tenants in common

     TEN ENT  - as tenants by the entireties

     JT TEN   - as joint tenants with right of survivorship
                and not as tenants in common

     COM PROP - as common property

     UNIF GIFT MIN ACT - ______________________ Custodian _____________________
                                 (Cust)                          (Minor)
                         under Uniform Gifts to Minors

                         Act _________________________
                                     (State)

    Additional abbreviations may also be used though not in the above list.


     For Value received ________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
    OR OTHER IDENTIFYING
     NUMBER OF ASSIGNEE

________________________________________________________________________________
        (NAME AND ADDRESS OF ASSIGNEE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Callable Puttable Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:_____________________________________

                                       -----------------------------------------
                                       NOTICE:  The signature to this assignment
                                                must correspond with the name(s)
                                                as written upon the face of the
                                                certificate in every
                                                particular, without alteration
                                                or enlargement, or any change
                                                whatsoever.